Exhibit 10.1

Execution Version

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC
and
SRI REAL ESTATE PROPERTIES LLC,
each as Co-Issuer

and

CITIBANK, N.A.,
as Trustee and Securities Intermediary

FOURTH SUPPLEMENT

Dated as of February 1, 2018

to the

BASE INDENTURE

Dated as of May 20, 2011

FOURTH SUPPLEMENT TO THE BASE INDENTURE

FOURTH SUPPLEMENT, dated as of February 1, 2018 (this “Fourth Supplement”), to the Base Indenture, dated as of May 20, 2011, as supplemented by the First Supplement to the Base Indenture, dated as of July 21, 2012, the Second Supplement to the Base Indenture, dated as of April 12, 2016 and the Third Supplement to the Base Indenture, dated as of May 17, 2016 (as further amended, supplemented or otherwise modified from time to time, the “Base Indenture”), by and among SONIC CAPITAL LLC, a Delaware limited liability company (the “Master Issuer”), SONIC INDUSTRIES LLC, a Delaware limited liability company (the “Franchise Assets Holder”), AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a Kansas limited liability company (the “IP Holder”), AMERICA’S DRIVE-IN RESTAURANTS LLC, a Delaware limited liability company (“ADR”), SRI REAL ESTATE HOLDING LLC, a Delaware limited liability company (“SRI Real Estate Holdco”), SRI REAL ESTATE PROPERTIES LLC, a Delaware limited liability company (“SRI Real Estate Assets Holder” and together with the Master Issuer, the Franchise Assets Holder, the IP Holder, ADR and SRI Real Estate Holdco, collectively, the “Co-Issuers” and each, a “Co-Issuer”) and CITIBANK, N. A., a national banking association, as trustee (in such capacity, the “Trustee”), and as securities intermediary.

W I T N E S S E T H:

WHEREAS, Section 13.1(a)(iv) of the Base Indenture provides, among other things, that the Co-Issuers and the Trustee, without the consent of any Noteholder, the Control Party, the Controlling Class Representative or any other Secured Party, may at any time, and from time to time, enter into Supplements to cure any ambiguity, defect or inconsistency or to correct or supplement any provision in the Base Indenture, including the amendments set forth in Article II of this Fourth Supplement;

WHEREAS, the Co-Issuers and the Trustee wish to amend the Base Indenture as set forth herein (i) to clarify that Real Estate Asset Disposition Proceeds may be deposited into the Collection Account or used to prepay the Outstanding Principal Amount of Notes, as applicable, at the election of the Master Issuer without having to wait 365 days and (ii) to provide that New York law shall be applicable to certain issues under the Hague Securities Convention which went into effect in the United States as of April 1, 2017; and

WHEREAS, the Co-Issuers have duly authorized the execution and delivery of this Fourth Supplement;

NOW, THEREFORE, in consideration of the provisions, covenants and the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I
Definitions

Unless otherwise defined herein, capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached to the Base Indenture as Annex A (the “Base Indenture Definitions List”), as such

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Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Base Indenture.

ARTICLE II
AMENDMENTS

Section 2.1        Real Estate Disposition Proceeds.

(a)        Definition of Real Estate Asset Disposition Proceeds Prepayment Amount. The definition of “Real Estate Asset Disposition Proceeds Prepayment Amount” in the Base Indenture Definitions List is hereby amended by deleting the stricken text and inserting the double underlined text in the following paragraph:

“Real Estate Asset Disposition Proceeds Prepayment Amount” means any Real Estate Asset Disposition Proceeds received in any fiscal year in excess of the Real Estate Asset Disposition Threshold that ~~have not been Reinvested~~ the Co-Issuers have elected not to Reinvest within 365 calendar days of the disposition giving rise to such proceeds.

(b)       Application of Interim Collections on Interim Allocation Dates (Section 5.13(c) of the Base Indenture). Section 5.13(c) of the Base Indenture is hereby amended by deleting the stricken text and inserting the double underlined text as follows:

(c )       Real Estate Asset Disposition Proceeds Prepayment Amount. Any Real Estate Asset Disposition Proceeds Prepayment Amount shall be applied by the Master Issuer ~~on~~ no later than the first Interim Allocation Date following the 365th day ~~following~~ after the related disposition to repay any outstanding Debt Service Advances and Collateral Protection Advances made by the Trustee and interest thereon; then to repay any outstanding Debt Service Advances and Collateral Protection Advances made by the Servicer and interest thereon; and then to repay any outstanding Manager Advances and interest thereon; and to the extent any Real Estate Disposition Proceeds Prepayment Amounts are available after making such payments, the remaining amount will be applied by the Master Issuer on such Interim Allocation Date, prior to the application of the Priority of Payments, in the following order of priority: first, if a Class A-1 Senior Notes Amortization Event is continuing, to allocate to the Senior Notes Principal Payments Account an amount up to the Outstanding Principal Amount under all Class A-1 Senior Notes affected by such Class A-1 Senior Notes Amortization Event on a pro rata basis based on Commitment Amounts; second, to allocate to the Senior Notes Principal Payments Account an amount up to the Outstanding Principal Amount of all Senior Notes of all Series other than Class A-1 Senior Notes on a pro rata basis based on Outstanding Principal Amounts thereof; third, provided clause first does not apply, to allocate to the Senior Notes Principal Payments Account an amount up to the Outstanding Principal Amount under all Class A-1 Senior Notes of all Series on a pro rata basis based on Commitment Amounts; and fourth, to allocate to the applicable Principal Payments Account an amount up to the Outstanding Principal Amount of all other Classes of Notes sequentially in alphabetical order on a pro rata basis based on Outstanding Principal Amounts thereof across the Classes of all Series with the same

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alphabetical designation. Any Real Estate Disposition Proceeds Prepayment Amount allocated to a Principal Payments Account on any Interim Allocation Date shall be applied as prepayments on the following Payment Date in accordance with Section 5.14(f), Section 5.14(i) and Section 5.14(l). In connection with any such prepayment of principal, each applicable Scheduled Principal Payment Amount relating to the Class of Notes receiving such prepayment shall be ratably reduced. Any Real Estate Asset Disposition Proceeds below the Real Estate Asset Disposition Threshold that the Co-Issuers have elected not to Reinvest  ~~Reinvested~~ within 365 days of the disposition giving rise to such proceeds shall be deposited into the Collection Account and applied pursuant to the Priority of Payments set forth in Section 5.13(a).

(c)       Asset Dispositions (Section 8.16 of the Base Indenture). Section 8.16(a)(i) of the Base Indenture is hereby amended by deleting the stricken text and inserting the double underlined text as follows:

(i)       any Real Estate Asset Dispositions (including, for avoidance of doubt, any Contributed Company-owned Drive-In Dispositions); provided that (A) during each fiscal year of the Co-Issuers, all Real Estate Asset Disposition Proceeds received during such fiscal year and prior to the commencement of a Rapid Amortization Period up to and including the Real Estate Asset Disposition Threshold shall be deposited into the Collection Account unless the Co-Issuers elect to Reinvest such proceeds ~~are Reinvested~~ in Eligible Real Estate Assets within 365 days of the date of such Real Estate Asset Disposition; provided that any Real Estate Asset Disposition Proceeds being held for reinvestment in accordance with this clause (A) shall remain the property of a Securitization Entity, shall be held in the Concentration Account and shall not be distributed or transferred to any other entity that is not a Securitization Entity, (B) during each fiscal year of the Co-Issuers, all Real Estate Asset Disposition Proceeds Prepayment Amounts received during such fiscal year and prior to the commencement of a Rapid Amortization Period in excess of the Real Estate Asset Dispositions Threshold shall be used to prepay the Outstanding Principal Amount (to the extent of such proceeds) of any Notes Outstanding in accordance with the Indenture unless the Co-Issuers elect to Reinvest such proceeds ~~are Reinvested~~ in Eligible Real Estate Assets within 365 days of the date of such Real Estate Asset Disposition; provided that any Real Estate Asset Disposition Proceeds being held for reinvestment in accordance with this clause (B) shall remain the property of a Securitization Entity, shall be held in the Concentration Account and shall not be distributed or transferred to any other entity that is not a Securitization Entity and (C) all Real Estate Asset Disposition Proceeds received on or following the commencement of a Rapid Amortization Period shall be deposited into the Collection Account;

Section 2.2        Hague Securities Convention.

(a)       Definition of Hague Securities Convention. The Base Indenture Definitions List is hereby amended by inserting the following definition in alphabetical order:

“Hague Securities Convention” means the Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, July 5,

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2006, 17 U.S.T. 401, 46 I.L.M. 649, as in effect on the Series Closing Date in the United States of America.

(b)       Trustee as Securities Intermediary (Section 5.10 of the Base Indenture). Section 5.10(b)(vii) of the Base Indenture is hereby amended by deleting the stricken text and inserting the double underlined text as follows:

(vii)      (A) the Trustee Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement~~.~~; (B) ~~F~~for purposes of all applicable UCCs, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Trustee Accounts (as well as the “securities entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York; (C) with respect to each Trustee Account, the law in force in the State of New York is applicable to all issues specified in Article 2(1) of the Hague Securities Convention; and (D) the Securities Intermediary represents that, on the date a Series Supplement is executed and delivered by the parties thereto, it has an office in the State of New York which is engaged in a business or other regular activity of maintaining securities accounts;

ARTICLE III
GENERAL

Section 3.1        Effect on Indenture. Upon the date hereof (i) the Base Indenture shall be amended in accordance herewith, (ii) this Fourth Supplement shall form part of the Base Indenture for all purposes and (iii) the parties and each Noteholder shall be bound by the Base Indenture, as so amended. Except as expressly set forth or contemplated in this Fourth Supplement, the terms and conditions of the Base Indenture shall remain in place and shall not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Base Indenture made in accordance with the terms of the Base Indenture, as amended by this Fourth Supplement.

Section 3.2        Binding Effect. This Fourth Supplement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto, each Noteholder and each other Secured Party.

Section 3.3        Counterparts. The parties to this Fourth Supplement may sign any number of copies of this Fourth Supplement. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 3.4        Severability. In case any provision in this Fourth Supplement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Fourth Supplement shall not in any way be affected or impaired thereby.

Section 3.5        Governing Law. THIS FOURTH SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE

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WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 3.6        Amendments. This Fourth Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 3.7        Matters relating to the Trustee. The Trustee makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the Co-Issuers, or the validity or sufficiency of this Fourth Supplement and the Trustee shall not be accountable or responsible for or with respect to nor shall the Trustee have any responsibility for provisions thereof. In entering into this Fourth Supplement, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Each party hereto represents and warrants to each other party hereto that this Fourth Supplement has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Securities Intermediary have caused this Fourth Supplement to the Base Indenture to be duly executed by its respective duly authorized officer as of the day and year first written above.

SONIC CAPITAL LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and
Chief Financial Officer

SONIC INDUSTRIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and
Chief Financial Officer

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and
Chief Financial Officer

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Fourth Supplement]

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and
Chief Financial Officer

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Fourth Supplement]

CITIBANK, N.A., in its capacity as Trustee and as Securities Intermediary

By:	/s/ Anthony Bausa
	Name:	Anthony Bausa
	Title:	Senior Trust Officer

[Signature Page to Fourth Supplement]